Exhibit 99.1

Selina Secures $147.5 Million Convertible Note Financing in Connection with its

Planned Business Combination with BOA Acquisition Corp.

NEW YORK—(BUSINESS WIRE)— Selina Hospitality PLC (“Selina”), the fast-growing lifestyle and experiential hospitality brand targeting Millennial and Gen Z travelers, and BOA Acquisition Corp. (NYSE: BOAS), a publicly-traded special purpose acquisition company, today announced that Selina has entered into agreements for a $147.5 million of 6% senior unsecured convertible notes due 2026. This additional financing is expected to close concurrently with the proposed business combination with BOAS and allow Selina to realize its multi-year business plan.

Rafael Museri, Selina Co-Founder and Chief Executive Officer, said, “We have taken another step to help ensure funding certainty as we move towards the closing of our merger with BOAS and our listing as a public company. We welcome our new investors and view their support as additional validation of Selina’s differentiated hospitality offering and the exciting opportunity in front of us. Over the past seven years, we believe we have proven Selina’s value proposition and that going public will enable us to accelerate our growth and bring Selina to more locations, travelers and local partners worldwide, further expanding our competitive moat. We had strong performance in 2021, and already in 2022 we have had a highly productive first quarter as we advance our strategic growth plan. Selina is well positioned to continue to benefit from pent-up travel demand, the increase in remote working, and the prioritization of health, wellness and experiences among our target customers, which we anticipate will accelerate in the coming years.”

Sam Khazary, Selina Senior Vice President and Global Head of Corporate Development, said, “We are particularly pleased to have completed an offering in these uncertain times, underscoring investor confidence in our business. We are grateful to Oppenheimer & Co. for navigating this financing as placement agent, and for their strategic advice in achieving a highly successful outcome for Selina and our stakeholders.”

Benjamin Friedman, BOA Acquisition Corp. President and CFO, said, “This new financing and the strong demand from investors reinforce our conviction in the strength of Selina’s business and the growth that they have delivered. We believe this transaction provides Selina with additional capital to execute on their plan and realize the incredible opportunity ahead.”

Morgan, Lewis & Bockius LLP acted as legal advisor to Selina, King & Spalding LLP acted as legal advisor to BOA Acquisition Corp. with Kirkland & Ellis LLP representing Oppenheimer & Co.

About Selina

Selina is one of the world’s largest hospitality brands built to address the needs of Millennial and Gen Z travelers, blending beautifully designed accommodation with coworking, recreation, wellness, and local experiences. Custom-built for today’s nomadic traveler, Selina provides guests with a global infrastructure to seamlessly travel and work abroad. Founded in 2014, each Selina property is designed in partnership with local artists, creators, and tastemakers, breathing new life into existing buildings in interesting locations around the world – from urban cities to remote beaches and jungles. Selina’s portfolio includes 150 open or secured properties across 25 countries across six continents. On December 2, 2021, Selina entered into a business combination agreement with BOAS that will result in Selina becoming a publicly listed company subject to the satisfaction of standard closing conditions.

To learn more, visit www.selina.com or follow Selina on Instagram, Facebook or YouTube. Download the Selina app on the App Store or Google Play.

About BOA Acquisition Corp.

BOA Acquisition Corp. is a newly organized blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. While BOAS may pursue an initial business combination target in any business or industry, it intends to focus its search on businesses that provide technological solutions and innovation to the broader real estate industry.

Additional Information and Where to Find It

This document does not contain all the information that should be considered concerning the proposed business combination between BOAS and Selina (the “Business Combination”). In connection with the proposed Business

Combination, Selina intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form F-4 (the “Registration Statement”), which will include a preliminary proxy statement of BOAS and a prospectus. The definitive proxy statement and other relevant documents will be mailed to stockholders of BOAS as of a record date to be established for voting on the Business Combination. Stockholders of BOAS and other interested persons are advised to read, when available, the preliminary proxy statement and amendments thereto, and the definitive proxy statement because these documents will contain important information about BOAS, Selina, and the proposed transactions contemplated by the Business Combination. Stockholders will also be able to obtain copies of the Registration Statement and the proxy statement/prospectus once they are available, without charge, by directing a request to: BOA Acquisition Corp., 2600 Virginia Ave NW, Suite T23 Management Office, Washington, D.C. 20037. These documents, once available, and BOAS’ other filings and reports filed with the SEC can also be obtained, without charge, at the SEC’s internet site (http://www.sec.gov).

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication is for informational purpose only and not a proxy statement or solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Participants in Solicitation

BOAS, Selina, and their respective directors and executive officers, other members of management and employees may be considered participants in the solicitation of proxies with respect to the potential transaction described in this communication under the rules of the SEC. Information about the directors and executive officers of BOAS is set forth in BOAS’ filings with the SEC. Information regarding other persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction and a description of their direct and indirect interests will be set forth in the Registration Statement (and will be included in the proxy statement/prospectus) and other relevant documents when they are filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events, including, without limitation, statements regarding the Business Combination, Selina’s value proposition, the effects on Selina of becoming a publicly traded company, and expectations or plans of Selina’s management, including, without limitation, the expectation that the proceeds from the financing will help ensure the full funding of Selina’s current multi-year business plan. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential,” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties (some of which are beyond the control of Selina), and other factors which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Selina and its management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, without limitation: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the definitive agreements respecting the Business Combination and the financing; (2) the outcome of any legal proceedings that may be instituted against BOA, Selina, or others following the announcement of the Business Combination; (3) the inability to complete the Business Combination due to the failure to obtain approval of the stockholders of BOAS or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations and the affects, if any, on the proposed financing; (5) the ability of Selina to meet applicable listing standards following the consummation of the Business Combination; (6) the risk that the Business Combination and the proposed financing disrupts current plans and operations of Selina as a result of the announcement and consummation of the Business Combination and the proposed financing; (7) the ability to recognize the anticipated benefits of the Business Combination and the proposed financing, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers, and retain its management and key employees; (8) costs related to the Business Combination and the proposed financing; (9) changes in applicable laws or regulations; (10) the possibility that Selina may be adversely affected by other economic, business, and/or competitive factors; (11)

the impact of the COVID-19 pandemic on Selina’s business and/or the ability of the parties to complete the Business Combination and the proposed financing; and (12) other risks and uncertainties to be contained in the proxy statement/prospectus filed after the date hereof. In addition, there may be additional risks that Selina does not presently know, or that Selina currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as may be required by law, Selina does not undertake any duty to update these forward-looking statements.

To explore Selina real estate partnership opportunities, please contact partnerships@selina.com

Contacts

ICR for Selina
Selina@icrinc.com

Source: Selina